Exhibit 10.1

Warburg Pincus Private Equity VIII, L.P.

466 Lexington Avenue

New York, New York 10017

April 16, 2008

Jarden Corporation

555 Theodore Fremd Avenue

Rye, New York 10580

Ladies and Gentlemen:

We refer to the Purchase Agreement (the “Agreement”), dated as of September 19, 2004, between Jarden Corporation (the “Company”) and Warburg Pincus Private Equity VIII, L.P. (together with Warburg Pincus Netherlands Private Equity VIII C.V. I and WP-WPVIII Investors, L.P., the “Investor”). Capitalized terms used but not defined in this letter agreement shall have the meanings given to such terms in the Agreement.

Investor hereby irrevocably waives and relinquishes all rights under Section 3.3(a) of the Agreement (Access, Information) to which it or any of its representatives are entitled, irrespective of Investor’s ownership of Securities as a percentage of the Share Base.

Investor hereby irrevocably waives and relinquishes all rights under Section 4.4 of the Agreement (Governance Matters) to which it is entitled, irrespective of its ownership of Securities as a percentage of the Share Base.

In connection with the waiver of such rights in paragraphs two and three above, Investor agrees that the Company shall no longer be required to comply with its obligations under Sections 3.3(a) and 4.4 of the Agreement to the extent they relate to such rights.

This waiver relates only to the foregoing matters, and does not extend to any amendment, waiver or modification thereof, or any other agreements or transactions, whether or not similar or related to the foregoing. Except as expressly set forth herein, all of the terms and conditions of the Agreement shall remain in effect without modification, and the provisions of Article VI of the Agreement shall apply to this letter agreement mutatis mutandis.

Please acknowledge this waiver by signing this letter in the space provided below and returning a copy to the undersigned.

[Signature page follows.]

Very truly yours,

WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

By:	Warburg Pincus Partners LLC,
its General Partner

By:	Warburg Pincus & Co.,
its Managing Member

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Partner

WARBURG PINCUS NETHERLANDS PRIVATE EQUITY VIII C.V. I

By:	Warburg Pincus Partners LLC,
its General Partner

By:	Warburg Pincus & Co.,
its Managing Member

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Partner

WP-WPVIII INVESTORS, L.P.

By:	Warburg Pincus Partners LLC,
its General Partner

By:	Warburg Pincus & Co.,
its Managing Member

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Partner

Accepted and agreed to as of the 16th day of April, 2008:

JARDEN CORPORATION

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Senior Vice President, General Counsel and Secretary